UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2011

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CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

(Exact name of registrant as specified in Charter)
Nevada	001-34378	87-0638750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York 10022
(Address of Principal Executive Offices)

(212) 307 3568
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  EXPLANATORY NOTE

On April 26, 2011, China North East Petroleum Holdings Limited (the “Company” or “we”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition of Sunite Right Banner Shengyuan Oil and Gas Technology Development Co. Limited (“Shengyuan”) through the Company’s subsidiary, Song Yuan North East Petroleum Technical Services Co., Ltd. (“Songyuan Technical”) on April 21, 2011, including the audited financial statements of Shengyuan as of December 31, 2009 and 2010. On June 29, 2011, we submitted pro forma financial statements as of and for the period ended March 31, 2011 on an amended Form 8-K (the 8-K/A No. 1).

The purpose of this amendment to the Initial 8-K is to amend Item 9.01 of the Initial 8-K to include the financial statements of Shengyuan for the three months ended March 31, 2011 required pursuant to Item 9.01(a). We are also including again the audited financial statements of Shengyuan as of December 31, 2009 and 2010 for ease of reference.

Item 9.01            Financial Statement and Exhibits.

(a) Financial statements of Businesses Acquired.

The following Interim Financial Statements of Shengyuan required pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 hereto and are incorporated herein by reference:

(i)	Balance Sheets as of March 31, 2011 (unaudited) and December 31, 2010 (audited)

(ii)	Unaudited Statements of Operations and Comprehensive loss for the three months ended March 31, 2011 and 2010

(iii)	Unaudited Statements of Cash Flows for the three months ended March 31, 2011 and 2010

(iv)	Notes to the Unaudited Financial Statements

(d) Exhibits

Exhibit Number	Description
99.1	Interim Financial Statements for Shengyuan (unaudited) for the three months ended March 31, 2011 and 2010

99.2	Audited Financial Statements of Shengyuan as of December 31, 2009 and 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China North East Petroleum Holdings Limited
Date:	August 17, 2011	(Registrant)

/ s/ Shaohui Chen
Shaohui Chen
Chief Financial Officer